UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-4318



                        The American Funds Income Series
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: August 31, 2003

                    Date of reporting period: August 31, 2003





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

U.S. Government Securities Fund

[photograph:  underneath looking up at building pillars]

Special report:
The outlook for government debt

Annual report for the year ended August 31, 2003

U.S. GOVERNMENT SECURITIES FUNDSM seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                               page
Letter to shareholders                                                    1
The value of long-term perspective                                        3
Special report: The outlook for government debt                           4
About your fund                                                           8
Inside your fund's investment portfolio                                   9
Financial statements                                                     14
Trustees and officers                                                    24
What makes American Funds different?                             back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2003 (the most recent calendar quarter):

                                               1 YEAR       5 YEARS    10 YEARS

CLASS A SHARES
  (reflecting 3.75% maximum sales change)      -0.96%       +4.62%      +5.14%

The fund's 30-day yield for Class A shares as of September 30, 2003, calculated in accordance with the Securities and Exchange Commission formula, was 2.42%. The fund's distribution rate for Class A shares as of that date was 3.51%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 23. For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

[photograph:  underneath looking up at building pillars]

Fellow shareholders:

Government bond prices moved higher as interest rates trended lower during the first nine months of the past fiscal year. The final three months brought higher rates, however, and a corresponding decline in bond prices.

For the year ended August 31, 2003, U.S. Government Securities Fund produced a total return of 2.3%, which reflects a modest decline in the fund's share price that was offset by its income return. The fund paid monthly dividends that totaled 46.1 cents a share for the year, and shareholders who reinvested those dividends received an income return of 3.4%. Those who opted to take dividends in cash recorded a 3.3% income return.

The fund's returns, though lackluster, were better than the 1.4% average of its peers: 183 U.S. Government Funds as measured by Lipper. Over the same time period, the Citigroup Treasury/ Government-Sponsored/Mortgage Index, which serves as a proxy for the broader government bond market, compiled a 2.8% return. This index is unmanaged and its return does not include expenses.

BONDS AND THE ECONOMY

Investors typically prize government bonds during periods of economic uncertainty or conflict; both overshadowed the markets this past fiscal year. When the fund's fiscal year began in September 2002, worries about the economy and the health of corporate America created solid support for government securities. By October, however, the outlook for the economy brightened, and government bond prices slumped. To help the economy on its path to recovery, the Federal Reserve Board lowered short-term interest rates in November for the twelfth time in two years.

[begin sidebar]
RESULTS AT A GLANCE
 (as of August 31, 2003, with all distributions reinvested)
                                                                  LIFETIME
                             1 YEAR     5 YEARS     10 YEARS    (SINCE 10/17/85)

Average annual total return   --         +5.4%        +5.4%         +7.4%
Cumulative total return       +2.3%     +30.3%       +68.6%       +257.0%
[end sidebar]

Early in calendar 2003, government bonds garnered renewed interest as prospects of war in Iraq advanced. Although major conflict proved brief, government bond prices continued to strengthen in the weeks that followed as concerns about the possibility of deflation colored the economic outlook. By mid-June, interest rates had dropped to levels not seen since 1958. On June 25, the Federal Reserve eased once again, sending short-term interest rates to 1.0%. By then, prospects for the economy were brightening and long-term interest rates were beginning to rise. During the final months of the fiscal year, long-term rates rose sharply, erasing price gains on most intermediate and long-term Treasury bonds.

The changing course of interest rates had a two-fold effect on federal agency mortgage pass-throughs, which constitute 40.0% of the fund's holdings. Mortgage pass-throughs are basically large pools of home loans guaranteed or supported by federal agencies. As with all bonds, the market price for these mortgage-backed securities rose as interest rates declined and fell when interest rates began to rise. However, many of these securities were far more impacted by accelerated prepayments, as the steady decline in interest rates sparked a surge in home refinancings. As more and more home loans were refinanced, prepayments grew, and this constrained the returns of many pass-through securities. Unfortunately, these prepayments arrived with interest rates at their lows, forcing the fund to reinvest at unattractive rates.

Overall, returns on short-term debt were generally better than they were for long-term bonds. With respect to asset classes, returns for Treasuries and federal agency debentures were broadly better than for mortgage-backed securities.

HOW THE FUND RESPONDED

During the past year, the fund's portfolio counselors grew increasingly concerned that the decline in interest rates could not be sustained. Consequently, they took measures to shorten the portfolio's maturity structure in an effort to protect shareholders against a spike in rates. (When interest rates rise, bonds decrease in value, but short-term bonds are affected to a much smaller degree than are long-term bonds.) This strategy helped the fund retain far more of its value during the final three months of the period when interest rates were rising.

Over the course of the year, portfolio counselors selectively added to Treasury holdings as opportunities arose. As a result, U.S. Treasury obligations increased to 45.1% of the fund's net assets from 36.7% at the start of the fiscal year. The portfolio counselors also found attractive opportunities among federal agency debentures, which grew to 7.4% of assets from 6.1%. Mortgage pass-throughs were initially more attractive during the first half of the year when the fund added to these holdings; during the second half of the year, however, these securities grew somewhat less appealing as prepayments accelerated, and the fund selectively pared back its exposure. The fund also reduced its holdings of federal agency collateralized mortgage obligations over the course of the year.

A LONG-TERM APPROACH BACKED BY EXPERIENCE

The recent rise in interest rates is a timely reminder that markets can suddenly shift directions, and a year of gains may be swiftly erased. This is one reason we urge shareholders to focus on long-term investment results. It is also why we recommend professional management for your investment dollars. Each of the fund's portfolio managers has extensive experience in government securities markets. This experience is particularly valuable when market conditions become adverse and protecting principal becomes as challenging as providing an attractive income return.

Finally, we wish to welcome the many new shareholders who have joined the fund over the past year. We invite you to learn more about U.S. Government Securities Fund from the information and articles on the following pages. Our special report on page 4, takes a look at the re-emerging federal deficit and its implications for investors. Shareholders seeking additional data about the fund should check our website, americanfunds.com.

Thank you for your support, and we look forward to helping you achieve your long-term investment goals.

Cordially,

/s/ Paul G. Haaga, Jr.                  /s/ John H. Smet
Paul G. Haaga, Jr.                      John H. Smet
Chairman of the Board                   President

October 14, 2003

[begin sidebar]

Benchmark Treasury yields

This chart depicts the shifting yields for short-, intermediate- and long-term Treasuries for the 12-month reporting period.

Source: Bloomberg

[begin line chart]
Date        2-yr        5-yr       10-yr
            Treasury    Treasury   Treasury
9/6/2002    2.048%      3.042%     4.013%
9/13/2002   2.047       2.973      3.907
9/20/2002   1.922       2.835      3.787
9/27/2002   1.799       2.677      3.660
10/4/2002   1.790       2.685      3.666
10/11/2002  1.822       2.772      3.780
10/18/2002  2.052       3.093      4.107
10/25/2002  1.985       3.029      4.093
11/1/2002   1.768       2.864      4.006
11/8/2002   1.853       2.853      3.858
11/15/2002  1.875       3.022      4.031
11/22/2002  2.062       3.242      4.180
11/29/2002  2.060       3.270      4.207
12/6/2002   1.866       3.094      4.085
12/13/2002  1.849       3.043      4.069
12/20/2002  1.732       2.901      3.959
12/27/2002  1.595       2.733      3.810
1/3/2003    1.754       2.970      4.019
1/10/2003   1.762       3.127      4.134
1/17/2003   1.680       2.973      4.011
1/24/2003   1.646       2.875      3.930
1/31/2003   1.693       2.934      3.964
2/7/2003    1.621       2.899      3.931
2/14/2003   1.617       2.931      3.995
2/21/2003   1.596       2.846      3.890
2/28/2003   1.512       2.663      3.692
3/7/2003    1.399       2.568      3.642
3/14/2003   1.537       2.684      3.702
3/21/2003   1.784       3.081      4.105
3/28/2003   1.541       2.812      3.900
4/4/2003    1.557       2.845      3.954
4/11/2003   1.637       2.893      3.973
4/18/2003   1.678       2.928      3.958
4/25/2003   1.573       2.816      3.890
5/2/2003    1.565       2.832      3.925
5/9/2003    1.443       2.603      3.681
5/16/2003   1.311       2.386      3.420
5/23/2003   1.349       2.315      3.337
5/30/2003   1.326       2.291      3.372
6/6/2003    1.246       2.273      3.353
6/13/2003   1.084       2.032      3.114
6/20/2003   1.164       2.264      3.367
6/27/2003   1.351       2.445      3.543
7/4/2003    1.306       2.485      3.649
7/11/2003   1.275       2.447      3.628
7/18/2003   1.489       2.860      4.001
7/25/2003   1.504       2.982      4.177
8/1/2003    1.777       3.230      4.385
8/8/2003    1.698       3.163      4.271
8/15/2003   1.799       3.406      4.530
8/22/2003   1.918       3.455      4.475
8/29/2003   1.972       3.466      4.466

[end line chart]
[end sidebar]


The value of long-term perspective
[begin mountain chart]
How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2003, with dividends reinvested)

                                               Lipper General
                     Citigroup         U.S.             U.S.
              Treasury/Govern-   Government        Government        Consumer
               ment-Sponsored/   Securities            Funds            Price     Original
Year         Mortgage Index (1)      Fund(3)       Average (2)       Index(4)   Investment
10/17/85               $10,000       $9,625           $10,000         $10,000      $10,000
1986*                  $11,900      $10,919           $11,637         $10,092      $10,000
1987                   $12,029      $11,095           $11,566         $10,524      $10,000
1988                   $13,015      $12,028           $12,372         $10,948      $10,000
1989                   $14,707      $13,210           $13,701         $11,463      $10,000
1990                   $15,806      $14,280           $14,479         $12,107      $10,000
1991                   $18,102      $16,025           $16,421         $12,567      $10,000
1992                   $20,516      $18,126           $18,498         $12,962      $10,000
1993                   $22,688      $20,372           $20,491         $13,321      $10,000
1994                   $22,386      $19,621           $19,831         $13,707      $10,000
1995                   $24,841      $21,308           $21,794         $14,066      $10,000
1996                   $25,879      $22,023           $22,372         $14,471      $10,000
1997                   $28,397      $24,023           $24,416         $14,793      $10,000
1998                   $31,484      $26,353           $27,082         $15,032      $10,000
1999                   $31,736      $26,342           $26,758         $15,373      $10,000
2000                   $34,245      $28,204           $28,584         $15,897      $10,000
2001                   $38,265      $31,224           $31,719         $16,329      $10,000
2002                   $41,656      $33,581           $34,344         $16,624      $10,000
2003                   $42,810      $34,350           $34,860         $16,963      $10,000
Year ended August 31

[end mountain chart]



(1) The index is unmanaged and does not reflect sales charges, commissions, or expenses.
(2)  Calculated by Lipper. The average does not reflect sales charges.
(3) Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum sales charge was 4.75% prior to January 10, 2000.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
*    For the period 10/17/85 to 8/31/86.

Past results are not predictive of future results. The results shown here are before taxes on fund distributions and sale of fund shares.


Here are the fund's average annual total returns, with all distributions reinvested and assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts and aggregated investments of $100,000 or more.

Class A shares*

                                           Periods ended 8/31/03

1 year                                            - 1.51%
5 years                                            +4.64
10 years                                           +4.96

* Results for other shares can be found on page 23.

THE OUTLOOK FOR GOVERNMENT DEBT

The U.S. budget picture has changed dramatically since we reported on the historic surplus in our 2000 annual report. In just three years, the federal budget has swung to a deficit of Budget Office (CBO) estimates that the deficit will likely rise to $480 billion in fiscal 2004, making it the largest federal deficit (in total dollars) in United States history. As a percent of GDP (Gross Domestic Product), however, that figure would total slightly more than 4% -- far from its worst measure and comparable to the expected deficits of France and Germany.

Part of this turnaround has to do with the transition from an economic boom (when tax receipts are strong) into recession (when tax receipts quickly fall off). If this cyclical effect were the lone cause of the recent budget trend, there would be little cause for concern, because we could reasonably expect the budget gap to close once the economic recovery takes firmer hold. However, other factors that economists call "structural elements" have undermined the budget picture for the longer term.

The prospect of a substantial deficit over the coming decade -- the CBO estimates it could near $1.4 trillion by 2013 -- has potential implications for the economy and financial markets. On the following pages, we will look at the causes of the growing deficit and what it might mean for U.S. Government Securities Fund.

CYCLES AND CUTS

Throughout its history, our federal government has experienced numerous cycles of deficit and surplus. However, in the 57 fiscal years since the end of World War II, the federal government has had budget surpluses on only 13 occasions. The recent surpluses (federal fiscal years 1998 through 2001) resulted, in part, from an extended economic boom that began in the mid-90s. But the recession of 2001 and the weak economy that followed crippled tax receipts and caused an increase in the government's program spending. These factors helped deplete the surplus as spending policies shifted to address not only the cooling economic climate, but also the escalating war on terrorism.

[photograph: numerous potted young trees with adjacent (faded) photograph of fully grown trees]

Fiscal policy has also affected the budget. The recent tax cuts -- which some economists believe have put the economy on the path to a strong recovery -- have inflated deficit figures. They could continue to do so long term if the cuts are made permanent, which would add an additional $1.6 trillion dollars to the CBO's long-term budget projections. Also contributing to the heightened deficit are the estimated reconstruction expenses in Iraq, which could add anywhere from $100 billion to $600 billion to current budget projections. New spending programs currently in the works, such as a $400 billion Medicare prescription drug program, could also keep the budget in the red. Moreover, this may all happen just as Social Security and similar entitlements begin to take an unprecedented toll on the budget as Baby Boomers begin to retire.

The return of the budget deficit brings new questions about its effects on the economy and interest rates. Some economists believe that tax cuts could actually increase government revenues over the long term by putting more funds back into the economy and the pockets of individuals: less available for government spending, but more for business and the consumer.

Others fear that a growing federal debt burden will only push interest rates higher. There is scant evidence, however, of a direct correlation between the two in recent history. In 1983, when the deficit reached a post-war high of 6% of GDP, interest rates had already begun to decline sharply from lofty levels during the two previous years. From 1985, when your fund began its operations, through the fiscal year ended 2003, our national debt has nearly tripled to more than $6.7 trillion, yet the broader trend in interest rates has been downward, not up. Indeed, over the history of the fund, the outlook for inflation and economic growth appears to have had a far greater impact on interest rates than has the federal budget. One effect, however, seems certain: There will be far more government bonds available for quality conscious buyers.

[begin sidebar]
Budget deficits & surpluses: Three decades

(in billions of dollars)
[begin bar chart]

1980            - 73.8
1981            - 79.0
1982            -128.0
1983            -207.8
1984            -185.4
1985            -212.3
1986            -221.2
1987            -149.7
1988            -155.2
1989            -152.5
1990            -221.2
1991            -269.3
1992            -290.4
1993            -255.1
1994            -203.3
1995            -163.9
1996            -107.5
1997            - 22.0
1998              69.2
1999             125.6
2000             236.4
2001             127.3
2002            -157.8
2003            -402
2004            -480
2005            -341
2006            -225
2007            -203
2008            -197
2009            -170
2010            -145

(2003-2010 estimated)

Source: 2003 U.S. Congressional Budget Office
[end bar chart]
[end sidebar]

[photograph: reverse negative of fruit on trees; fruit stand consisting of oranges, red apples, yellow apples and tangerines]

THE FUTURE FOR TREASURIES

Rising debt levels necessitate the issuance of more Treasury securities, which serve a useful, if not critical, role in the functioning of our economy and financial markets. The Federal Reserve, for example, purchases Treasury securities from the banking system in open market operations, by which it conducts monetary policy and generates growth in our nation's money supply over time. A steady supply of Treasury securities is also important to the U.S. dollar's status as a global reserve currency. Much of the world's trade is conducted in dollars, and the prevalence of dollar currency transactions around the world speaks to the confidence that investors have in the U.S economy. In June 2003, foreign investors purchased $44 billion of Treasury securities, the most purchased by foreign private and governmental institutions in six years. In fact, the amount of Treasury securities held by foreign central banks tends to grow in tandem with world trade and global economic growth and now stands at roughly $700 billion -- more than twice the level 10 years ago. (To find out more about who owns Treasuries, please see the table below.)

A DIVERSE MARKETPLACE

In the July-September 2003 quarter, the Treasury expects to borrow $104 billion, but it projects an increase in its borrowing during the subsequent quarter to $126 billion. The highlights of these borrowings are the auctions for the popular two-, three-, five- and 10-year maturities, which serve as benchmarks for the broader U.S. bond market. In 2001, the Treasury halted auctions of its popular 30-year bond and has no plans to resume issuing that maturity. (For more about how Treasuries are sold, see page 7.)

[begin sidebar]

Who owns Treasuries
[begin pie chart]

Individual households                                   13.2%
Business holdings (banks, insurance, other corp.)       10.4%
State & local Governments                                8.3%
Public-private pensions                                  8.0%
Mutual funds (all)                                       7.8%
Federal Reserve                                         17.0%
Non-U.S. owners                                         35.0%
Other                                                    0.3%

Source: U.S. Treasury
[end pie chart]
[end sidebar]

[begin sidebar]
10 Largest Non-U.S. owners

Japan
United Kingdom
China
Caribbean Banking Centers(1)
Germany
Hong Kong
Korea
Taiwan
OPEC
Supranationals(2)

(1)  Bahamas, Bermuda, Caymen Islands, Netherlands Antilles and Panama
(2)  Primarily multinational and regional development banks

[end sidebar]

These benchmark Treasury issues are primarily fixed-principal securities, which pay a fixed rate of interest every six months. But the Treasury also sells a variety of other maturities and bond structures, including its inflation-indexed securities, which go by the acronym TIPS (Treasury Inflation Protected
Securities). These bonds also pay interest twice a year, but their principal value is adjusted to reflect inflation as measured by the Consumer Price Index. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), another option created by investment banks from actual Treasuries, lets investors hold and trade separately the individual interest and principal components of the security. Together, the variety of Treasury maturities, structures and the growing supply create a bigger pool of opportunities for the fund -- opportunities that may be beyond the grasp of many individual investors.

U.S. Treasuries account for a significant portion of the fund's holdings, but U.S. Government Securities Fund holds other types of securities as well. Federal agency mortgage pass-throughs represent another significant portion of holdings. During the past three years, the supply of these mortgage-backed securities has also grown rapidly, nourished by the strength of the housing market. Although the decline in interest rates and the recent rash of home refinancing has diminished some of the variety of mortgage pools widely available, the total amount of these securities now exceeds outstanding Treasuries.

Pass-throughs and Treasuries have become increasingly intertwined with the growth of the mortgage market. Banks and other large institutional investors frequently utilize Treasuries to help manage the interest rate risk of mortgage-backed securities. Because Treasuries are the ultimate safe-haven assets with unparalleled liquidity, professional investors frequently employ these securities for interest rate swaps and other sophisticated portfolio management techniques. While these practices may cause some market volatility over the short term, over time they have helped to generate more demand for government debt. Altogether, federal agency mortgage pass-throughs and Treasuries account for more than half of the total bonds outstanding in the U.S. market.

While the proliferation of government debt may lead to more investment choices for the fund, it will not affect the fund's objectives. Nor will the increase affect the creditworthiness of the debt itself; U.S. government bonds have been and remain the highest quality debt available to U.S. investors. As it has since its inception, U.S. Government Securities Fund will continue to search the government markets for attractive investment opportunities, while taking measures to help protect shareholders against the negative effects of inflation and rising interest rates.

[begin sidebar]
HOW TREASURIES ARE SOLD

Although many individuals own savings bonds, those holdings account for just over 5% of Treasuries issued. Most U.S. Treasuries are brought to market at regularly scheduled public auctions for issues of specific maturities. About one week before each auction, the U.S. Treasury issues a press release announcing the security being sold, the amount of securities being sold, the date of the auction and other pertinent information.

Participants in these auctions -- primarily large commercial banks and investment banking firms -- submit bids, which are expressed as yields (lower yields equal higher prices). All successful bidders are awarded securities at the same price, which is the price equal to the highest yield of the accepted bids.

As an auction participant, you can either bid noncompetitively or competitively, but not both in the same auction. If you bid noncompetitively, you receive the full amount of the security return determined at the auction. Therefore, you don't have to specify the return you'd like to receive. Most individual investors bid noncompetitively, but they are limited to $5 million (maximum) in these auctions; the minimum accepted is $1,000.

In competitive bidding, on the other hand, the return or the yield that you would like to receive is specified. If the return you specify is too high, you might not receive any securities, or just a portion of what you bid for.
However, you can bid competitively for much larger amounts than you can noncompetitively.

After the auctions, Treasuries are actively traded in secondary markets by securities dealers who specialize in these debt instruments. This market is primarily where the investment professionals who manage U.S. Government Securities Fund search for attractive investment opportunities for the fund. [end sidebar]

ABOUT YOUR FUND

U.S. GOVERNMENT SECURITIES FUND is among the most conservative of the bond funds offered by American Funds. With an emphasis on government debt, shareholders are free from worries about credit risks. The fund is exposed to interest rate risks, however, which are actively managed by the portfolio counselors. The fund invests primarily in Treasuries, mortgage pass-throughs and federal agency debentures.

ASSETS AND PORTFOLIO TURNOVER

Fiscal year            Fund assets (billions)           Portfolio turnover

2003                            $3.0                           82%
2002                             2.6                           95
2001                             1.4                           44
2000                             1.1                           63
1999                             1.3                           81

EXPENSE RATIOS
(as of 8/31/03)

U.S. Government Securities Fund (Class A)                    0.76%
Lipper average of general U.S. government funds              1.28%

WHO OWNS YOUR FUND?

This fund, like every other mutual fund, is collectively owned by the shareholders who invest in it. The fund's Board of Trustees (see page 24 for details) is elected by the shareholders to represent and protect shareholder interests. To this end, they hire Capital Research and Management Company as the investment adviser and manager of the fund's portfolio holdings.

A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The three portfolio counselors who manage U.S. Government Securities Fund bring 45 years of experience to this task.

[begin photo caption]
[photographs:  Thomas H. Hogh, Michael D. Locke and John H.Smet]

Years of                   Thomas H. Hogh     Michael D. Locke     John H. Smet
investment experience            16                   9                 20
[end photo caption]


INVESTMENT PORTFOLIO
August 31, 2003

QUALITY BREAKDOWN                             Percent of
as of August 31, 2003                         net assets

U.S. government obligations*                   69.6%
Federal agencies                               28.1
Cash & equivalents                              2.3

* These securities are guaranteed by the full faith and credit of the United States government.

[begin pie chart]
U.S. Treasury notes & bonds                                     45.1%
Federal agency mortgage pass-throughs                           40.0%
Federal agency debentures                                        7.4%
Federal agency collateralized mortgage obligations               5.2%
Cash & equivalents                                               2.3%
[end pie chart]



                                                                                                     Principal               Market
                                                                                                        amount                value
BONDS & NOTES                                                                                             (000)                (000)

U.S. TREASURY NOTES & BONDS - 45.10%
 Principal Strip 0% August 2004                                                                        $26,550              $26,234
 6.00% August 2004 (1)                                                                                  24,000               25,073
 11.625% November 2004                                                                                   9,500               10,649
 5.75% November 2005 (1)                                                                               109,750              118,427
 9.375% February 2006                                                                                   43,100               50,468
 4.625% May 2006 (1)                                                                                   183,600              194,559
 6.875% May 2006 (1)                                                                                   111,250              124,374
 7.00% July 2006                                                                                         5,000                5,627
 3.50% November 2006 (1)                                                                                63,575               65,264
 3.945% January 2007  (2)                                                                               33,331               36,093
 6.25% February 2007 (1)                                                                                44,500               49,610
 4.375% May 2007 (1)                                                                                   106,900              112,446
 6.625% May 2007                                                                                        30,000               33,919
 3.25% August 2007                                                                                      41,780               42,146
 3.00% November 2007                                                                                    11,500               11,444
 4.155% January 2008  (2)                                                                               27,571               30,349
 5.625% May 2008                                                                                        19,000               20,873
 6.00% August 2009                                                                                      43,000               48,167
 5.75% August 2010                                                                                      63,535               70,256
 5.00% August 2011                                                                                      38,125               40,150
 Principal Strip 0% November 2011                                                                        5,285                3,671
 10.375% November 2012 (1)                                                                              31,000               39,690
 12.00% August 2013 (1)                                                                                 10,000               13,867
 8.875% August 2017 (1)                                                                                 31,500               43,790
 8.875% February 2019                                                                                    9,100               12,766
 8.125% August 2019                                                                                     24,175               31,971
 7.875% February 2021                                                                                   10,000               13,022
 6.875% August 2025                                                                                     16,910               20,198
 5.50% August 2028                                                                                       6,890                7,011
 5.25% February 2029                                                                                    65,025               64,019
 6.25% May 2030                                                                                          1,685                1,904
                                                                                                                          1,368,037

FEDERAL AGENCY MORTGAGE PASS-THROUGHS (3) - 40.05%
Government National Mortgage Association - 22.13%
 5.00% 2033                                                                                             89,420               86,682
 5.50% 2013 - 2033                                                                                     204,492              205,600
 6.00% 2008 - 2032                                                                                     133,742              138,565
 6.50% 2014 - 2032                                                                                     116,170              121,582
 7.00% 2008 - 2032                                                                                      66,020               70,104
 7.50% 2009 - 2032                                                                                      24,022               25,684
 8.00% 2022 - 2042                                                                                      12,503               13,820
 8.50% 2020 - 2023                                                                                         691                  752
 9.00% 2009 - 2021                                                                                       1,275                1,402
 9.50% 2009 - 2021                                                                                         301                  336
 10.00% 2019 - 2022                                                                                      6,035                6,972
Fannie Mae - 8.69%
 3.91% 2033 (4)                                                                                          9,022                8,910
 3.992% 2033 (4)                                                                                        10,000               10,240
 3.993% 2033 (4)                                                                                         3,396                3,341
 3.994% 2033 (4)                                                                                        10,952               10,783
 4.006% 2033 (4)                                                                                         5,019                5,005
 4.011% 2033 (4)                                                                                           969                  954
 4.066% 2033 (4)                                                                                         4,888                4,845
 4.225% 2033 (4)                                                                                        26,937               26,797
 5.00% 2018                                                                                             28,451               28,604
 5.50% 2016 - 2018                                                                                      38,604               39,514
 6.00% 2015 - 2017                                                                                      34,853               36,209
 6.35% 2005                                                                                              2,817                2,824
 6.50% 2016 - 2032                                                                                      49,514               51,858
 7.00% 2009 - 2032                                                                                      20,549               21,766
 7.50% 2029 - 2031                                                                                       6,250                6,676
 8.00% 2005 - 2023                                                                                         456                  495
 8.50% 2007 - 2027                                                                                         389                  418
 9.00% 2009                                                                                                 74                   80
 9.50% 2011 - 2026                                                                                       1,806                2,032
 12.00% 2019                                                                                             1,732                2,059
Freddie Mac - 7.34%
 4.08% 2033 (4)                                                                                         18,658               18,486
 4.50% 2018                                                                                             68,500               67,216
 5.00% 2018 - 2033                                                                                      10,000                9,848
 5.50% 2018 - 2033                                                                                      42,094               42,025
 6.00% 2014 - 2029                                                                                      45,390               46,753
 6.50% 2017                                                                                             14,775               15,513
 7.00% 2008 - 2017                                                                                       3,812                4,037
 7.20% 2006                                                                                             12,747               14,226
 7.50% 2029                                                                                              1,966                2,104
 8.00% 2012 - 2017                                                                                       1,006                1,087
 8.25% 2007                                                                                                 99                  104
 8.50% 2009 - 2021                                                                                       1,242                1,355
 8.75% 2008                                                                                                101                  108
 11.00% 2016                                                                                                17                   20
 12.00% 2015                                                                                                23                   27
Small Business Administration - 1.89%
 Series 2001-20K, 5.34% 2021                                                                             4,834                4,882
 Series 2001-20J, 5.76% 2021                                                                             2,305                2,368
 Series 2001-20F, 6.44% 2021                                                                            12,163               12,909
 Series 2001-20G, 6.625% 2021                                                                            3,718                3,977
 Series 2002-20J, 4.75% 2022                                                                             8,285                7,960
 Series 2002-20K, 5.08% 2022                                                                             4,583                4,496
 Series 2002-20C, 6.07% 2022                                                                             3,565                3,712
 Series 2002-20D, 6.41% 2022                                                                             4,777                5,052
 Series 2003-20B, 4.84% 2023                                                                            12,490               12,014
                                                                                                                          1,215,188

FEDERAL AGENCY DEBENTURES  -  7.37%
Freddie Mac -  2.72%
 4.25% 2005                                                                                              8,750                9,094
 7.00% 2005                                                                                              8,000                8,716
 5.125% 2008                                                                                             9,500               10,031
 5.75% 2009                                                                                             25,000               27,032
 5.75% 2009                                                                                              6,750                6,918
 4.50% 2013                                                                                             21,625               20,730
Federal Home Loan Bank Bonds -  1.89%
 5.125% 2003                                                                                             2,815                2,820
 3.75% 2007                                                                                             24,280               24,435
 5.75% 2008                                                                                              7,725                8,384
 5.80% 2008                                                                                             10,075               10,964
 4.50% 2012                                                                                             11,000               10,707
Fannie Mae -  1.34%
 6.00% 2005                                                                                              9,200                9,939
 7.125% 2005                                                                                            11,500               12,385
 4.75% 2007                                                                                              6,000                6,150
 6.25% 2029                                                                                              4,875                5,116
 7.25% 2030                                                                                              6,000                7,105
Tennessee Valley Authority - 0.79%
 Global Power Bonds, Series 1998-G, 5.375% 2008                                                         22,420               23,886
Sallie Mae - 0.34%
 4.75% 2004                                                                                             10,000               10,218
United States Government Guaranteed Ship Financing Obligations,
Rowan Companies, Inc. (Title XI) - 0.29%
 5.88% 2012 (3)                                                                                          8,182                8,888
                                                                                                                            223,518
FEDERAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (3) - 5.16%
Fannie Mae  -  3.61%
 Series 91-50, Class H, 7.75% 2006                                                                         274                  287
 Series 1997-M5, Class C, ACES, 6.74% 2007                                                               5,000                5,502
 Series 1998-M6, Class A-2, ACES, 6.32% 2008                                                             2,500                2,730
 Series 2002-T11, Class A, 4.769% 2012                                                                   7,452                7,690
 Trust 35, Class 2, 12.00% 2018                                                                             75                   88
 Series 90-93, Class G, 5.50% 2020                                                                         314                  321
 Series 2002-W7, Class A-2, 4.80% 2022                                                                   7,625                7,868
 Series 1992-119, Class Z, 8.00% 2022                                                                    1,020                1,099
 Series 2001-4, Class NA, 11.759% 2025   (4)                                                            11,903               13,832
 Series 1997-M6, Class ZA, 6.85% 2026                                                                   15,066               16,279
 Series 2002-W1, Class 1A-1, 3.42% 2027                                                                    121                  121
 Series 2002-W3, Class A-5, 7.50% 2028                                                                   3,463                3,771
 Series 2002-W7, Class A-5, 7.50% 2029                                                                  10,696               11,649
 Series 2001-20, Class E, 9.597% 2031   (4)                                                                423                  465
 Series 2001-20, Class C, 11.83% 2031   (4)                                                              1,780                1,982
 Series 2003-M2, Class D, 4.68% 2033 (4)                                                                11,000                9,997
 Series 2003-W4, Class 1A-2, 3.063% 2038                                                                 5,500                5,431
 Series 1999-T2, Class A-1, 7.50% 2039                                                                   3,682                4,010
 Series 2003-W4, Class 1A-3, 3.991% 2040                                                                 3,000                2,882
 Series 2002-W3, Class A-2, 5.50% 2041                                                                   5,000                5,093
 Series 2002-W4, Class A-2, 5.10% 2042                                                                   4,650                4,704
 Series 2002-W1, Class 2-A, 7.50% 2042                                                                   3,505                3,817
Freddie Mac  -  1.40%
 Series H009, Class A-2, 1.876% 2008 (4)                                                                 9,000                8,956
 Series 2489, Class A, 5.50% 2013                                                                        1,644                1,670
 Series B, Class 3, 12.50% 2013                                                                            257                  256
 Series 2289-NA, 12.00% 2020   (4)                                                                       7,276                8,649
 Series T-041, Class 1A-2, 4.76% 2021                                                                    3,000                3,055
 Series 178, Class Z, 9.25% 2021                                                                           314                  314
 Series 2289, Class NB, 11.279% 2022   (4)                                                               1,518                1,673
 Series 1567, Class A, 1.525% 2023   (4)                                                                   252                  237
 Series T-041, Class 3-A, 7.50% 2032                                                                     2,858                3,114
 Series T-056, Class A-2A, 2.842% 2036                                                                   7,650                7,578
 Series T-042, Class A-2, 5.50% 2042                                                                     6,750                6,910
Government National Mortgage Association - 0.15%
 Series 2002-28, Class A, 4.776% 2018                                                                    4,415                4,622
                                                                                                                            156,652

COLLATERALIZED MORTGAGE OBLIGATIONS (PRIVATELY ORIGINATED)  - 0.03%
Paine Webber CMO, Series O, Class 5, 9.50% 2019 (3) (5)                                                    717                  776


TOTAL BONDS & notes (cost: $2,943,660,000)                                                                                2,964,171





SHORT-TERM SECURITIES

U.S. TREASURIES  -  14.10%
0.86% due 9/4/2003                                                                                      75,700               75,693
0.91% due 9/11/2003                                                                                    109,650              109,623
1.015% due 9/25/2003                                                                                    52,300               52,270
0.80% due 10/2/2003                                                                                     48,300               48,263
0.885% due 10/16/2003                                                                                   16,000               15,982
0.915% due 10/23/2003                                                                                   46,000               45,941
0.92% due 10/30/2003                                                                                    20,000               19,970
0.94% due 11/6/2003                                                                                     22,300               22,262
0.935% due 11/13/2003                                                                                   37,900               37,827


TOTAL SHORT-TERM SECURITIES (cost: $427,817,000)                                                                            427,831


TOTAL INVESTMENT SECURITIES (cost: $3,371,477,000)                                                                        3,392,002
Other assets less liabilities                                                                                              (358,193)

NET ASSETS                                                                                                               $3,033,809

(1) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(2) Index-linked bond whose principal amount moves with a government retail price index.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Coupon rate may change periodically.
(5) Comprised of federal agency originated or guaranteed loans

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2003   (dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market (cost: $3,371,477)                                                              $3,392,002
 Cash                                                                                                                   121
 Receivables for:
  Sales of investments                                                                         $659
  Sales of fund's shares                                                                      4,148
  Interest                                                                                   22,229                  27,036
                                                                                                                  3,419,159
LIABILITIES:
 Payables for:
  Purchases of investments                                                                  370,426
  Repurchases of fund's shares                                                                9,088
  Dividends on fund's shares                                                                  2,269
  Investment advisory services                                                                  748
  Services provided by affiliates                                                             2,697
  Deferred Trustees' compensation                                                                81
  Other fees and expenses                                                                        41                 385,350
NET ASSETS AT AUGUST 31, 2003                                                                                    $3,033,809

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                                $3,062,476
 Undistributed net investment income                                                                                    104
 Accumulated net realized loss                                                                                      (49,296)
 Net unrealized appreciation                                                                                         20,525
NET ASSETS AT AUGUST 31, 2003                                                                                    $3,033,809

Shares of beneficial interest issued and outstanding
         - unlimited shares authorized

                                                                                                                          Net asset
                                                                           Net assets         Shares outstanding    value per share

Class A                                                                     $2,373,481                 174,695              $13.59
Class B                                                                        290,999                  21,418               13.59
Class C                                                                        170,326                  12,536               13.59
Class F                                                                         23,223                   1,709               13.59
Class 529-A                                                                     30,553                   2,249               13.59
Class 529-B                                                                     14,447                   1,063               13.59
Class 529-C                                                                     20,160                   1,484               13.59
Class 529-E                                                                      2,025                     149               13.59
Class 529-F                                                                        749                      55               13.59
Class R-1                                                                        1,148                      85               13.59
Class R-2                                                                       43,456                   3,199               13.59
Class R-3                                                                       49,692                   3,657               13.59
Class R-4                                                                        4,927                     363               13.59
Class R-5                                                                        8,623                     635               13.59

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering price per share were $14.12 for each.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended August 31, 2003                       (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                                               $122,515

 Fees and expenses:
  Investment advisory services                                                                     $9,401
  Distribution services                                                                            13,344
  Transfer agent services                                                                           3,590
  Administrative services                                                                             873
  Reports to shareholders                                                                             156
  Registration statement and prospectus                                                               574
  Postage, stationery and supplies                                                                    494
  Trustees' compensation                                                                               41
  Auditing and legal                                                                                   55
  Custodian                                                                                            63
  Federal, state and local taxes                                                                       83
  Other                                                                                                51
  Total expenses before reimbursement                                                              28,725
   Reimbursement of expenses                                                                          146                  28,579
 Net investment income                                                                                                     93,936

NET REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS:
 Net realized gain on investments                                                                                          36,106
 Net unrealized depreciation on investments                                                                               (65,727)
   Net realized gain and unrealized depreciation on investments                                                           (29,621)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                      $64,315

See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                                                                  Year ended August 31
                                                                                               2003                    2002
OPERATIONS:
 Net investment income                                                                        $93,936                 $74,979
 Net realized gain on investments                                                              36,106                  13,974
 Net unrealized (depreciation) appreciation on investments                                    (65,727)                 47,773
  Net increase in net assets resulting from operations                                         64,315                 136,726

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                    (103,672)                (76,722)

CAPITAL SHARE TRANSACTIONS                                                                    463,425               1,131,448

TOTAL INCREASE IN NET ASSETS                                                                  424,068               1,191,452

NET ASSETS:
 Beginning of year                                                                          2,609,741               1,418,289
 End of year (including undistributed and distributions in excess of
  net investment income: $104 and $(946), respectively)                                    $3,033,809              $2,609,741

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge     Contingent deferred sales         Conversion feature
                                                  charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                within one year of
                                                purchase without an
                                                initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None              Declines from 5%                Classes B and 529-B
                                                       to zero                       convert to
                                                 for redemptions within           classes A and 529-A,
                                                       six years of               respectively, after
                                                         purchase                     eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

         MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2003, the cost of investment securities for federal income tax purposes was $3,375,689,000.

During the year ended August 31, 2003, the fund reclassified $54,000 from additional paid-in capital and $10,732,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)

Undistributed net investment income                              $
                                                                      2,455
Short-term and long-term capital loss deferrals                    (45,085)
Gross unrealized appreciation on investment securities
                                                                     46,506
Gross unrealized depreciation on investment securities             (30,193)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $6,079,000, $20,590,000, $4,377,000, $5,664,000, and $8,375,000
expiring in 2004, 2005, 2006, 2008 and 2009 respectively. These numbers reflect the utilization of a capital loss carryforward of $23,848,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                                                  Distributions from ordinary income         Distributions                    Total
                                                              Net          Short-term       from long-term            distributions
Share class(1)                                  investment income       capital gains        capital gains                     paid
Year ended August 31, 2003
Class A                                                  $ 87,846                   -                    -                 $ 87,846
Class B                                                     7,411                   -                    -                    7,411
Class C                                                     4,567                   -                    -                    4,567
Class F                                                       909                   -                    -                      909
Class 529-A                                                   786                   -                    -                      786
Class 529-B                                                   251                   -                    -                      251
Class 529-C                                                   391                   -                    -                      391
Class 529-E                                                    45                   -                    -                       45
Class 529-F                                                    13                   -                    -                       13
Class R-1                                                      16                   -                    -                       16
Class R-2                                                     553                   -                    -                      553
Class R-3                                                     476                   -                    -                      476
Class R-4                                                      87                   -                    -                       87
Class R-5                                                     321                   -                    -                      321
Total                                                   $ 103,672                   -                    -                $ 103,672

Year ended August 31, 2002
Class A                                                  $ 71,057                   -                    -                 $ 71,057
Class B                                                     3,241                   -                    -                    3,241
Class C                                                     1,758                   -                    -                    1,758
Class F                                                       492                   -                    -                      492
Class 529-A                                                    67                   -                    -                       67
Class 529-B                                                    20                   -                    -                       20
Class 529-C                                                    38                   -                    -                       38
Class 529-E                                                     5                   -                    -                        5
Class 529-F                                                     -                   -                    -                        -
Class R-1                                                       1                   -                    -                        1
Class R-2                                                       1                   -                    -                        1
Class R-3                                                       1                   -                    -                        1
Class R-4                                                       1                   -                    -                        1
Class R-5                                                      40                   -                    -                       40
Total                                                    $ 76,722                   -                    -                 $ 76,722

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning
February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross investment income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.287% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended August 31, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
  Share class     Distribution    Transfer agent                    Administrative services
                    services         services              CRMC           Transfer agent      Commonwealth of
                                                      administrative         services             Virginia
                                                         services                              administrative
                                                                                                  services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class A          $8,014           $3,210        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B           2,883             380         Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C           1,823          Included            $273                $100            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F            69            Included              42                  10            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          19            Included              35                  6                  $24
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B          105           Included              16                  5                   10
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C          162           Included              24                  7                   16
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E           8            Included              2                   -*                   2
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F           1            Included              1                   -*                  -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1            6            Included              1                   4             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2           165           Included              33                 186            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3           82            Included              25                  36            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4            7            Included              4                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included              9                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $13,344           $3,590             $465                $356                 $52
---------------------------------------------------------------------------------------------------------------
* Amount less than one thousand.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                      Reinvestments of
Share class(1)                                                    Sales(2)                     dividends and distributions
                                                            Amount         Shares                     Amount      Shares
Year ended August 31, 2003
Class A                                                $ 1,971,635        142,308                   $ 77,156       5,573
Class B                                                    235,415         16,993                      6,593         476
Class C                                                    200,655         14,488                      3,958         285
Class F                                                     83,107          5,993                        690          50
Class 529-A                                                 26,061          1,882                        765          55
Class 529-B                                                 11,825            853                        246          18
Class 529-C                                                 16,240          1,173                        383          28
Class 529-E                                                  1,562            113                         44           3
Class 529-F                                                    758             55                         12           1
Class R-1                                                    1,680            122                         15           1
Class R-2                                                   56,327          4,062                        524          38
Class R-3                                                   56,226          4,067                        440          32
Class R-4                                                    5,753            415                         83           6
Class R-5                                                    8,811            638                        173          12
Total net increase
   (decrease)                                          $ 2,676,055        193,162                   $ 91,082       6,578

Year ended August 31, 2002
Class A                                                $ 1,569,362        116,488                   $ 58,647       4,377
Class B                                                    170,942         12,686                      2,702         201
Class C                                                    151,843         11,283                      1,425         106
Class F                                                     92,603          6,905                        354          26
Class 529-A                                                  8,913            662                         58           4
Class 529-B                                                  3,468            258                         18           1
Class 529-C                                                  6,938            516                         33           2
Class 529-E                                                    687             51                          5           1
Class R-1                                                      239             18                         -*          -*
Class R-2                                                      569             42                          1          -*
Class R-3                                                      242             18                         -*          -*
Class R-4                                                      102              8                         -*          -*
Class R-5                                                    4,980            371                         27           2
Total net increase
   (decrease)                                          $ 2,010,888        149,306                   $ 63,270       4,720




Share class(1)                                                     Repurchases(2)                 Net increase
                                                                Amount        Shares          Amount       Shares
Year ended August 31, 2003
Class A                                                   $ (1,901,973)     (137,474)      $ 146,818       10,407
Class B                                                       (130,412)       (9,438)        111,596        8,031
Class C                                                       (154,203)      (11,156)         50,410        3,617
Class F                                                        (82,043)       (5,925)          1,754          118
Class 529-A                                                     (4,813)         (348)         22,013        1,589
Class 529-B                                                       (924)          (67)         11,147          804
Class 529-C                                                     (3,001)         (218)         13,622          983
Class 529-E                                                       (244)          (18)          1,362           98
Class 529-F                                                         (6)           (1)            764           55
Class R-1                                                         (690)          (50)          1,005           73
Class R-2                                                      (13,039)         (941)         43,812        3,159
Class R-3                                                       (6,324)         (456)         50,342        3,643
Class R-4                                                         (910)          (66)          4,926          355
Class R-5                                                       (5,130)         (370)          3,854          280
Total net increase
   (decrease)                                             $ (2,303,712)     (166,528)      $ 463,425       33,212

Year ended August 31, 2002
Class A                                                     $ (782,471)      (58,298)      $ 845,538       62,567
Class B                                                        (33,728)       (2,517)        139,916       10,370
Class C                                                        (48,069)       (3,585)        105,199        7,804
Class F                                                        (77,727)       (5,793)         15,230        1,138
Class 529-A                                                        (77)           (6)          8,894          660
Class 529-B                                                         (6)           -*           3,480          259
Class 529-C                                                       (226)          (17)          6,745          501
Class 529-E                                                        (13)           (1)            679           51
Class R-1                                                          (75)           (6)            164           12
Class R-2                                                          (30)           (2)            540           40
Class R-3                                                          (48)           (4)            194           14
Class R-4                                                            -             -             102            8
Class R-5                                                         (240)          (18)          4,767          355
Total net increase
   (decrease)                                               $ (942,710)      (70,247)    $ 1,131,448       83,779


* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2) Includes exchanges between share classes of the fund.



5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,057,898,000 and $2,472,835,000, respectively, during the year ended August 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2003, the custodian fee of $63,000 includes $62,000 that was offset by this reduction, rather than paid in cash.

Financial Highlights (1)

                                                                         Income from investment operations(2)
                                                                                              Net
                                                    Net asset                      gains (losses)                       Dividends
                                                       value,               Net     on securities   Total from          (from net
                                                    beginning        investment    (both realized   investment         investment
                                                    of period            income   and unrealized)   operations            income)
Class A:
 Year ended 8/31/2003                                $13.73              $.42           $(.10)          $.32             $(.46)
 Year ended 8/31/2002                                 13.34               .57              .41           .98              (.59)
 Year ended 8/31/2001                                 12.76               .70              .63          1.33              (.75)
 Year ended 8/31/2000                                 12.63               .77              .09           .86              (.73)
 Year ended 8/31/1999                                 13.39               .77             (.76)          .01              (.77)
Class B:
 Year ended 8/31/2003                                 13.73               .32             (.10)          .22              (.36)
 Year ended 8/31/2002                                 13.34               .48              .41           .89              (.50)
 Year ended 8/31/2001                                 12.76               .61              .63          1.24              (.66)
 Period from 3/15/2000 to 8/31/2000                   12.49               .50              .07           .57              (.30)
Class C:
 Year ended 8/31/2003                                 13.73               .31             (.10)          .21              (.35)
 Year ended 8/31/2002                                 13.34               .47              .41           .88              (.49)
 Period from 3/15/2001 to 8/31/2001                   13.31               .25              .04           .29              (.26)
Class F:
 Year ended 8/31/2003                                 13.73               .42             (.10)          .32              (.46)
 Year ended 8/31/2002                                 13.34               .56              .41           .97              (.58)
 Period from 3/15/2001 to 8/31/2001                   13.31               .29              .04           .33              (.30)
Class 529-A:
 Year ended 8/31/2003                                 13.73               .42             (.10)          .32              (.46)
 Period from 2/20/2002 to 8/31/2002                   13.36               .27              .39           .66              (.29)
Class 529-B:
 Year ended 8/31/2003                                 13.73               .29             (.10)          .19              (.33)
 Period from 2/20/2002 to 8/31/2002                   13.36               .19              .39           .58              (.21)
Class 529-C:
 Year ended 8/31/2003                                 13.73               .29             (.10)          .19              (.33)
 Period from 2/19/2002 to 8/31/2002                   13.36               .22              .36           .58              (.21)
Class 529-E:
 Year ended 8/31/2003                                 13.73               .37             (.10)          .27              (.41)
 Period from 3/7/2002 to 8/31/2002                    13.22               .24              .51           .75              (.24)
Class 529-F:
 Period from 10/11/2002 to 8/31/2003                  13.83               .30             (.15)          .15              (.39)
Class R-1:
 Year ended 8/31/2003                                 13.73               .31             (.10)          .21              (.35)
 Period from 6/13/2002 to 8/31/2002                   13.40               .09              .33           .42              (.09)
Class R-2:
 Year ended 8/31/2003                                 13.73               .31             (.10)          .21              (.35)
 Period from 5/31/2002 to 8/31/2002                   13.37               .10              .38           .48              (.12)
Class R-3:
 Year ended 8/31/2003                                 13.73               .37             (.10)          .27              (.41)
 Period from 6/6/2002 to 8/31/2002                    13.36               .11              .38           .49              (.12)
Class R-4:
 Year ended 8/31/2003                                 13.73               .42             (.10)          .32              (.46)
 Period from 5/28/2002 to 8/31/2002                   13.34               .14              .40           .54              (.15)
Class R-5:
 Year ended 8/31/2003                                 13.73               .46             (.10)          .36              (.50)
 Period from 5/15/2002 to 8/31/2002                   13.27               .17              .48           .65              (.19)




                                                                                                    Ratio of      Ratio of
                                                      Net asset                   Net assets,       expenses    net income
                                                     value, end          Total  end of period     to average    to average
                                                      of period      return(3)  (in millions)     net assets    net assets
Class A:
 Year ended 8/31/2003                                   $13.59          2.29%        $2,374             .76%        3.01%
 Year ended 8/31/2002                                    13.73          7.55          2,256             .80         4.27
 Year ended 8/31/2001                                    13.34         10.70          1,357             .85         5.37
 Year ended 8/31/2000                                    12.76          7.07          1,083             .85         6.13
 Year ended 8/31/1999                                    12.63          (.04)         1,322             .80         5.80
Class B:
 Year ended 8/31/2003                                    13.59          1.58            291            1.46         2.23
 Year ended 8/31/2002                                    13.73          6.80            184            1.50         3.47
 Year ended 8/31/2001                                    13.34          9.94             40            1.51         4.47
 Period from 3/15/2000 to 8/31/2000                      12.76          4.60              3             .71         2.44
Class C:
 Year ended 8/31/2003                                    13.59          1.51            170            1.54         2.19
 Year ended 8/31/2002                                    13.73          6.72            122            1.57         3.37
 Period from 3/15/2001 to 8/31/2001                      13.34          2.19             15             .81         1.97
Class F:
 Year ended 8/31/2003                                    13.59          2.29             23             .75         3.00
 Year ended 8/31/2002                                    13.73          7.51             22             .83         4.16
 Period from 3/15/2001 to 8/31/2001                      13.34          2.53              6             .40         2.35
Class 529-A:
 Year ended 8/31/2003                                    13.59          2.31             31             .68         2.91
 Period from 2/20/2002 to 8/31/2002                      13.73          5.00              9             .92 (5)     3.82
Class 529-B:
 Year ended 8/31/2003                                    13.59          1.38             14            1.63         1.92
 Period from 2/20/2002 to 8/31/2002                      13.73          4.40              3            1.66 (5)     3.16
Class 529-C:
 Year ended 8/31/2003                                    13.59          1.39             20            1.62         1.99
 Period from 2/19/2002 to 8/31/2002                      13.73          4.41              7            1.64 (5)     3.13
Class 529-E:
 Year ended 8/31/2003                                    13.59          1.92              2            1.10         2.48
 Period from 3/7/2002 to 8/31/2002                       13.73          5.76              1             .55         1.78
Class 529-F:
 Period from 10/11/2002 to 8/31/2003                     13.59          1.04              1             .84 (5)     2.49
Class R-1:
 Year ended 8/31/2003                                    13.59          1.49              1            1.52 (6)     1.86
 Period from 6/13/2002 to 8/31/2002                      13.73          3.12              - (4)         .31 (6)      .64
Class R-2:
 Year ended 8/31/2003                                    13.59          1.53             43            1.47 (6)     1.81
 Period from 5/31/2002 to 8/31/2002                      13.73          3.57              1             .38 (6)      .72
Class R-3:
 Year ended 8/31/2003                                    13.59          1.93             50            1.08 (6)     1.80
 Period from 6/6/2002 to 8/31/2002                       13.73          3.68              - (4)         .27 (6)      .83
Class R-4:
 Year ended 8/31/2003                                    13.59          2.30              5             .73 (6)     2.58
 Period from 5/28/2002 to 8/31/2002                      13.73          4.04              - (4)         .20 (6)     1.00
Class R-5:
 Year ended 8/31/2003                                    13.59          2.63              9             .43         3.31
 Period from 5/15/2002 to 8/31/2002                      13.73          4.89              5             .13         1.24


                                                                                    Year ended August 31
                                                                        2003          2002      2001     2000    1999

Portfolio turnover rate for all classes of shares                        82%           95%      44%      63%      81%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 2.02%, 2.05%, 1.16% and .75% for classes R-1, R-2, R-3 and R-4, respectively, during the year ended August 31, 2003 and .39%, .53%, .35% and .27% for classes R-1, R-2, R-3 and R-4, respectively, during  the period ended August 31, 2002.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES OF THE AMERICAN FUND INCOME SERIES AND SHAREHOLDERS OF U.S. GOVERNMENT SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series - U.S. Government Securities Fund (the "Fund"), including the investment portfolio, as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Fund Income Series - U.S. Government Securities Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Los Angeles, California
October 7, 2003



TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 36% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS                                             unaudited

Class B, Class C, Class F and Class 529
Returns for periods ended September 30, 2003 (the most recent calendar quarter):

                                                                                           1 year         Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares
     are sold within six years of purchase                                                 -2.81%           +6.34%(1)
Not reflecting CDSC                                                                        +2.17%           +7.06%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                           +1.10%           +4.92%(2)
Not reflecting CDSC                                                                        +2.10%           +4.92%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                                    +2.89%           +5.71%(2)

CLASS 529-A SHARES
Reflecting 3.75% maximum sales charge                                                      -0.92%           +3.46%(4)
Not reflecting maximum sales charge                                                        +2.93%           +5.95%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                  -2.97%           +2.49%(4)
Not reflecting CDSC                                                                        +2.00%           +4.92%(4)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                           +1.02%           +4.93%(5)
Not reflecting CDSC                                                                        +2.01%           +4.93%(5)

CLASS 529-E SHARES(3)                                                                      +2.54%           +6.32%(6)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                                       --            +3.21%(7)


(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 20, 2002, when Class 529-A and Class 529-B shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-C shares were first sold.
(6) Average annual total return from March 7, 2002, when Class 529-E shares were first sold.
(7) Cumulative total return from October 11, 2002, when Class 529-F shares were first sold.


BOARD OF TRUSTEES
"NON-INTERESTED" TRUSTEES

                                             Year first
                                             elected a
                                               Trustee
Name and age                                of the fund(1)  Principal occupation(s) during past five years



Ambassador Richard G.                           1999        Corporate director and author; former
Capen, Jr., 69                                              U.S. Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.;
                                                            (communications company); former Chairman and Publisher,
                                                            The Miami Herald

H. Frederick Christie, 70                       1985        Private investor; former President and CEO,
                                                            The Mission Group (non-utility holding company, subsidiary of Southern
                                                            California Edison Company)

Diane C. Creel, 54                              1994        Chairman of the Board and CEO, AnAerobics, Inc.
                                                            (organic waste management)

Martin Fenton, 68                               1989        Chairman of the Board and CEO, Senior Resource Group LLC
                                                            (development and management of senior living communities)

Leonard R. Fuller, 57                           1994        President and CEO, Fuller Consulting
                                                            (financial management consulting firm)

Richard G. Newman, 68                           1991        Chairman of the Board and CEO, AECOM Technology Corporation
                                                            (engineering, consulting and professional services)

Frank M. Sanchez, 60                            1999        Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                            (McDonald's licensee)

                                              Number of
                                            boards within
                                              the fund
                                              complex(2)
                                              on which
Name and age                               Trustee serves  Other directorships(3) held by Trustee

"Non-interested" Trustees

Ambassador Richard G.                            14        Carnival Corporation
Capen, Jr., 69

H. Frederick Christie, 70                        19        Ducommun Incorporated;
                                                           IHOP Corporation;
                                                           Southwest Water Company;
                                                           Valero L.P.

Diane C. Creel, 54                               12        Allegheny Technologies;
                                                           BF Goodrich;
                                                           Teledyne Technologies

Martin Fenton, 68                                16        None

Leonard R. Fuller, 57                            14        None

Richard G. Newman, 68                            13        Sempra Energy;
                                                           Southwest Water Company

Frank M. Sanchez, 60                             12        None

"Interested" Trustees(4)

                                             Year first
                                              elected a
                                               Trustee     Principal occupation(s) during past five years
Name, age and                                or officer    and positions held with affiliated entities or the
position with fund                          of the fund(1) principal underwriter of the fund

Paul G. Haaga, Jr., 54                          1985       Executive Vice President and Director, Capital
Chairman of the Board                                      Research and Management Company; Director,
                                                           The Capital Group Companies, Inc.(5); Director,
                                                           American Funds Distributors, Inc.(5)

Abner D. Goldstine, 73                          1985       Senior Vice President and Director, Capital
Vice Chairman of the Board                                 Research and Management Company

John H. Smet, 47                                1993       Senior Vice President, Capital Research
President                                                  and Management Company

"Interested" Trustees(4)

                                              Number of
                                            boards within
                                              the fund
                                              complex(2)
Name, age and                                 on which
position with fund                         Trustee serves     Other directorships(3) held by Trustee

Paul G. Haaga, Jr., 54                           17           None
Chairman of the Board

Abner D. Goldstine, 73                           12           None
Vice Chairman of the Board

John H. Smet, 47                                 2            None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.

OTHER OFFICERS


                                             Year first
                                               elected        Principal occupation(s) during past five years
Name, age and                                an officer       and positions held with affiliated entities or the
position with fund                          of the fund(1)    principal underwriter of the fund

Michael J. Downer, 48                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds
                                                              Distributors, Inc.(5); Director, Capital Bank and
                                                              Trust Company(5)

Julie F. Williams, 55                           1985          Vice President-- Fund Business Management Group,
Secretary                                                     Capital Research and Management Company

Sharon G. Moseley, 35                           2002          Vice President-- Fund Business Management Group,
Treasurer                                                     Capital Research and Management Company

Kimberly S. Verdick, 39                         1994          Assistant Vice President-- Fund Business Management
Assistant Secretary                                           Group, Capital Research and Management Company

Susi M. Silverman, 33                           2001          Vice President-- Fund Business Management Group,
Assistant Treasurer                                           Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in U.S. Government Securities Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.78 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.01 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   Smallcap World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. GOVERNMENT SECURITIES FUNDSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   Seeking stable monthly income through money market instruments
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-922-1003

Litho in USA DD/GRS/8058

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         THE AMERICAN FUNDS INCOME SERIES




                         By /s/ John H. Smet
                            -----------------------------
                            John H. Smet, President and PEO

                         Date: November 7, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/ John H. Smet
   -----------------------------
   John H. Smet, President and PEO

Date: November 7, 2003



By  /s/ Sharon G. Moseley
   ----------------------------
   Sharon G. Moseley, Treasurer

Date: November 7, 2003